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#35226
                            TRANSFER AND ASSUMPTION
               OF INSTALLMENT SALE CONTRACT (SECURITY AGREEMENT)

This Agreement, dated as of June 28, 1996, is between Wiser Construction, Limited Liability Co., Lewis Ranch, Moapa NV 89025 ("Transferor") and Meadow Valley Contractors, Inc., P.O. Box 60726, Phoenix AZ 85082 ("Tranferee")

WHEREAS, Transferor and Cashman Equipment Company ("Dealer") have entered into that certain Installment Sale Contract (Security Agreement), dated as of February 15, 1996 (the "Contract"), pursuant to which Dealer sold (1) Caterpillar 980F Wheel Loader S/N: 8JN00629 (the "Property"); and

WHEREAS, the Dealer assigned all of its rights and interest in the Contract and the Property to Caterpillar Financial Services Corporation ("Caterpillar") pursuant to that certain Assignment entered between Dealer and Caterpillar dated as of the 15th day of February, 1996; and

WHEREAS, the installments remaining due under the Contract as of June 11, 1996, are Fifty-seven (57) installments of $5,669.49, with the next installment due on June 15, 1996; and

WHEREAS, Transferee wishes to assume all and whatever interest Transferor has in and to the Contract and the Property and all duties and obligations of the Transferor under the Contract; and

WHEREAS, under the terms of the Contract, Transferor may not assign the Contract or any right or obligation thereunder or any right in the Property without the prior written consent of Caterpillar.

NOW, THEREFORE, for valuable consideration received, Transferor and Transferee agree as follows:

1. Transferor hereby grants and conveys to Transferee, its successors and assigns, all of Transferor's right, title and interest in and to the Contract and the Property, subject, however, to the Contract and all the terms, conditions and provisions thereof, and upon the condition that (i) the Consent set forth below be executed and delivered by Caterpillar and (ii) Transferee executes all agreements, statements and related documents Caterpillar may reasonably require to effect and maintain Caterpillar's first priority security interest in the Property.

             SEE REVERSE SIDE FOR ADDITIONAL TERMS AND CONDITIONS.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement.

Wiser Construction, Limited-Liability Co.    Meadow Valley Contractors, Inc.
Transferor                                   Transferee

Signature /s/ Paul Ronald Lewis              Signature /s/ Kenneth D. Nelson
          ------------------------                     -------------------------

Name (PRINT)  Paul Ronald Lewis              Name (PRINT)  Kenneth D. Nelson
             ---------------------                        ----------------------

Title  Managing Member                       Title  Vice President/CFO
      ----------------------------                 -----------------------------

Date                                         Date
     -----------------------------                ------------------------------
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FORM OF CONSENT:

Caterpillar Financial Services Corporation hereby accepts and consents to the foregoing Transfer and Assumption of this Installment Sale Contract (Security Agreement) this 28th day of June, 1996.

                                       Caterpillar Financial Services
                                       Corporation

                                       Signature /s/ Mubeen Khan
                                                --------------------------

                                       Name (PRINT) Mubeen Khan
                                                   -----------------------

                                       Title  CSR
                                            ------------------------------



                                                                         3-Party
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2. To induce Catepillar to execute and deliver the Consent and in consideration of its so doing, Transferor and Transferee hereby promise and bind themselves jointly and severally to pay (i) all installments in the amounts set forth above and (ii) all other monies that become due under the Contract after the date hereof to Caterpillar, its successors and assigns.

3. Transferee hereby unconditionally assumes, becomes a party to, and agrees to perform the Contract and all the terms, conditions and provisions thereof and further agrees to pay all amounts that become due under the Contract, as though Transferee were the purchaser named in the Contract.

4. Transferee agrees not to assert against Caterpillar any defense, setoff, recoupment, claim or counterclaim which Transferee might have against Transferor arising from the assumption of the Contract or otherwise. Transferor and Transferee hereby waive and discharge any defense or claim each or both may have against Caterpillar arising from or in relation to the Contract, this Agreement, or the Property.

5. Transferor is in no way released from the Contract, but shall remain and continue fully liable thereon until the full performance thereof and payment therefor, notwithstanding any agreements, arrangements, releases, compromises or novations whatsoever which may be made by Caterpillar with Transferee or any other party concerning the Contract, the Property, or this Agreement. Transferee acknowledges having read the Contract and agrees to be fully bound by all terms, conditions and provisions of the Contract.

6. Transferee will not sell, rent, transfer, encumber or dispose of any of the Property without the prior written consent of Caterpillar, its successors or assigns.